1 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG Investor Conference Presentation November/December| 2021

2 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, the expected benefits of Clicklane, and other initiatives and future business strategy, including the expected terms or timeline of currently anticipated or recently completed acquisitions or dispositions, such as the LHM acquisition, the anticipated cost savings, run-rate synergies, revenue enhancement strategies, operational improvements and other benefits of such currently anticipated or recently completed acquisitions or dispositions. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, the impact of the ongoing COVID-19 pandemic on our industry and business, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents and the shortage of semiconductor chips, which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, any event or circumstance that could give rise to the termination of the LHM acquisition, including the failure to obtain necessary manufacturer and regulatory approvals; the ability to consummate the LHM acquisition and other pending acquisitions on the terms or timeline currently contemplated or at all; the ability to successfully integrate the LHM business or other acquisitions in our existing operations and the diversion of management’s attention from ongoing business and regular business responsibilities; the effects of increased expenses or unanticipated liabilities incurred as a result of the LHM acquisition and other pending acquisitions; the disruption from the LHM acquisition and other acquisitions, making it more difficult to maintain relationships with customers or suppliers; risks associated with Asbury's indebtedness and our ability to comply with applicable covenants in our various financing agreements, or to obtain waivers of these covenants as necessary; risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its five-year strategic plan, IT initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful. These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward Looking Statements

3 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG Mission & Vision North Star is the “Guest Experience”

4 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG FORTUNE AUTOMOTIVE RETAILER 500 Q3 / 2021 26% 3% 5% 33% 15% 3% 6% 3% 6% 91(3) Locations 112(3) Franchises 31(3) Brands ~$8B TOTAL REVENUE (1) New Vehicle Revenue(2) Q 3 H IG H LI G H TS New PVR $5,088/+106% Used Retail PVR $2,475/+17% Adj. Operating Margin(4) 8.5%/+190 bps Adj. SG&A % of GP(4) 55.3%/-580 bps LARGEST (5) AUTOMOTIVE RETAILER 6th Announced acquisitions under contract totaling $6.6B in annualized revenue; All expected to close in Q4 (1) For the twelve months ending Dec 31, 2020, pro forma reflecting the impact of acquisitions and divestures closed in 2020 (2) For the three months ending Sep 30, 2021, (3) As of Sep 30, 2021 (4) See Non-GAAP Reconciliations (5) According to 2020 Automotive News Top 150 Dealership Groups Report Adjusted Net Leverage(3,4) 1.2x Available Liquidity(3) $777M NYSE: ABG Adj. EPS(4) $7.36/+80% F&I PVR $1,912/+7% 25(3) Collision Centers

5 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG Very attractive, diversified portfolio of brands Attractive Brand Mix (Based on New Vehicle Revenue – September ‘21 YTD) Luxury - 45% Import - 40% Domestic - 15%

6 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG Our Strategy Two fundamental principles to drive shareholder value ❑ Attract and retain the best talent ❑ Implement best practices and improve productivity ❑ Provide an exceptional guest experience ❑ Leverage our scale and cost structure to improve our operating efficiencies ❑ Enhance our omni-channel and online selling tools ❑ Continue to invest in the business ❑ Acquire dealerships meeting our criteria ❑ Return capital to stockholders via share repurchases Operational Excellence Strategy Capital Deployment Strategy

Performance History

ASBURY AUTOMOTIVE GROUP | clicklane


EPS: $1.36 (1)
New Margin: 8.2%
Used Margin: 12.0%
F&I PVR: $749
SG&A: 77.9%
Operating Margin: 3.0%
EPS: $2.09 (1)
New Margin: 7.5%
Used Margin: 11.4%
F&I PVR: $997
SG&A: 76.8% (1)
Operating Margin: 3.2% (1)
EPS: $5.57 (1)
New Margin: 5.6%
Used Margin: 7.9%
F&I PVR: $1,397
SG&A: 68.8%
Operating Margin: 4.6%
EPS: $12.90 (1)
New Margin: 5.8%
Used Margin: 7.5%
F&I PVR: $1,736
SG&A: 63.8% (1)
Operating Margin: 5.7% (1)
Paid 3-4% Dividend
Spent $100m on repurchases & $200m on acquisitions
Repurchased ⅓ of shares ($700m)
Acquired 18 Stores ($2.5B Rev)
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Decentralized Roll-up
- Delivered 9% EPS growth per year
- Formed 1995; IPO Mar 2002 with 86 stores
- *Decentralized* management, systems, and processes

Recession & Restructure
- Delivered 13% EPS growth per year from Peak SAAR to Peak SAAR
- Centralized management, systems, and processes
- Divested heavy truck and lending businesses

Omni-Channel Rollout
- Delivered 18% EPS growth per year *in a flat SAAR*
- Launched PUSHSTART
  - Online selling tool

Online & Scale-up
- Pro forma revenue $8B
- Redefine the guest experience
- Further SG&A reductions
- Clicklane omnichannel purchasing tool

Business model returned between 9% and 18% EPS growth in each of the three periods where SAAR was either recovering or flat

(1) Adjusted for reported non-core items; See Non-GAAP Reconciliations

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© Asbury Automotive Group 2021. All rights reserved.

Multiple Potential Drivers of Growth: Growth Plan(1)

ASBURY AUTOMOTIVE GROUP clicklane

Goal of ~20% Revenue CAGR

$8B

2020 (2)

$2B

Same Store

- Invest in training
- Drive service retention
- Continue to grow F&I
- Increase market share
- Focus on productivity

$5B

Clicklane

- Drive traffic and conversion
- Reach new markets with used
- Expand margins
- Create seamless platform

$5B

Acquisitions

Acquiring $6.6B(3) of annualized revenue

Expected to exceed acquisition growth target of $5B through high quality strategic acquisitions

Larry H. Miller Dealerships

Total Care Auto Powered by Landcar

STEVINSON AUTOMOTIVE

- Grow within current markets
- Expand to new markets
- Create a growth "flywheel"
- Goal of keeping net leverage below 3.0x

Goals

1. Grow revenue at an average of 20% per year
2. Expand operating margins
3. Grow EPS in excess of top line (20%+ per year)

Focused, disciplined execution and capital allocation to drive revenue growth and profitability

(1) These goals are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond our control. Actual results could differ materially from these goals. Nothing herein should be regarded as a representation that these goals will be achieved and Asbury undertakes no duty to update its goals.
(2) Pro forma to reflect impact of 2020 acquisitions and divestitures
(3) Includes acquisitions of Larry H. Miller Dealerships, TCA and additional acquisitions

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© Asbury Automotive Group 2021. All rights reserved.

Digital Platforms Enhancing Productivity



Sales & Marketing

- Industry leading data aggregation, deployment, and messaging services
- Redesigned telephony services with systematic APIs designed to enhance guest experience
- SEO platform designed for scalability & traffic growth while lowering acquisition cost

Parts & Service



- Online service appointment scheduling
- Online parts sales
- Service status tracker
- Service MPI photo and video inspection
- Collision center remote photo estimating
- Online customer payments
- Touchless loaner vehicle contracting

clicklane
Ownership within reach

Features unique to Clicklane:

- Penny perfect trade-in values and loan payoffs
- Real-payment figures based on local taxes and fees
- The ability to sign all documents online via DocuSign
- In-tool service and collision appointment scheduler
- A loan marketplace, which now includes more than 35 lenders
- VIN-specific finance & warranty products customized to the vehicle and consumer
- Full accessories visualizer to upfit vehicles and transact on parts sales
- Embedded insurance tool providing personalized quotes from over a dozen large carriers

"Communications technology ecosystem which allows for a true online car-buying and selling experience; built around transparency that will deliver the ultimate Guest Experience."

- David Hult, CEO, ABG


9:41
YOUR NEW TOYOTA
SUPRA
Complete the steps below to purchase online
Vehicle
Payments
Trade-In
Protection
Lease $649/mo

Omni-channel initiatives are driving sales, creating operational efficiencies and enhancing the guest experience

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© Asbury Automotive Group 2021. All rights reserved.

Advertising Spend and Online Service Appointments



ASBURY AUTOMOTIVE GROUP
clicklane
Online Service Appointments (000s)
> 475% Increase
COVID Impact
25
28
34
40
57
70
83
92
94
101
111
114
120
128
137
140
121
102
128
122
131
142
144
Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21
Advertising PVR
$203
$183
$151
$154
$198
$140
$141
Internet Leads (000s)
115
140
155
185
265
259
233
Q3'15
Q3'16
Q3'17
Q3'18
Q3'19
Q3'20
Q3'21

Digital is driving business growth and enhancing the customer experience; quarterly online service appointment volume has grown ~475% since Q1'16

10
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© Asbury Automotive Group 2021. All rights reserved.

11 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG (Q3 2021) The Four Key Components of Our Business Used, Parts & Service and F&I account for 53% of revenue and 74% of gross profit

12 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG YTD Front-End Yield and PVR Trends Since 2005, improvement in F&I PVR has more than offset pressure on new and used margins; however, since Q1 2020, margins have improved due to inventory shortages Note: Data shown represents September YTD PVR in each year specified. (1) Front End + Reconditioning PVR = new vehicle GP, used retail GP, F&I and Reconditioning GP divided by new and used retail unit sales (2) Front End PVR = new vehicle GP, used retail GP, and F&I GP divided by new and used retail unit sales (Same Store) (2) (1)

13 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG Solid training and execution continue to drive F&I performance Note: Excludes discontinued operations (Same store) F&I Gross Profit per Unit Sold F&I GP PVR 5.2% Average Annual Growth

14 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG Total Fixed GP $ 4.4% Average Annual Growth (1) Performance of stores continuously owned and operated since 2003; (2) 2020 results were adversely impacted by the COVID-19 pandemic (1) (1,2) Parts & Services Gross Profit More units in operation, online scheduling capabilities and the complexity of modern vehicles should drive mid-single digit parts and service growth through economic cycles ❑ Parts & Service gross profit has steadily improved

15 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG Long Term Favorable Low Executed Low Bottom Leverage Varies Based on Business Conditions and Environment Equilibrium leverage target range balances financial flexibility with an efficient capital structure High Unfavorable Anticipated High 3.0x2.5x Normal Target Range Net Debt / EBITDA Factors Influencing Leverage Top Near Term Small Large Economic Cycle Macro Economic Risks Investment Opportunities Equity Valuation Multiple Debt Structure Debt Maturity Real Estate Holdings

16 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG Environmental, Social, and Governance (“ESG”) Impact We have dedicated significant resources toward enhancing our ESG footprint… Minimizing Impact on the Environment • Recycling – cardboard, glass, plastic, motor oil, tires • Reclaiming – water in car washes • Reducing – water usage, energy through motion sensors and LED lighting Giving Back to our Friends and Neighbors • Talent and career development programs • Employee appreciation and recognition opportunities • Technician Guild and apprenticeship programs • Diversity and inclusion ("D&I") initiatives • Asbury CARES • Volunteer time off Operating our Business Ethically and with Integrity • Independent directors • Gender diversity on the Board • Code of conduct • Open and transparent culture

ASBURY AUTOMOTIVE GROUP | clicklane

ESG at a Glance

40 HOURS PTO provided to volunteer with our community partners

Raised $ to provide food and supplies to students at low-income schools during Winter break in 2020

Annual online certification enables employees to be well-versed with code of business conduct and ethics

Employee hotline to anonymously report concerns/violations of code of conduct in the workplace

Asbury x HBCU partnership to help raise funds for Historically Black Colleges and Universities nationwide


COMMUNITY
CORPORATE GOVERNANCE
ASBURY
EMPLOYEES
ENVIRONMENT

33% of Board of Directors are female, and we're committed to ongoing board refreshment

Annual Meetings with team members to maintain an open line of communication

$200,000 Asbury Scholarship granted per year for employees and family members to pursue undergraduate, graduate and technical education

Tons of cardboard, glass, plastic recycled

Tires recycled for fuel and shredded for construction use

Motor oil recycled

Equity Awards, Premium-free Healthcare offered to frontline workers

Diversity and Inclusion initiatives to develop action plans and drive improvements in employee behaviors and corporate systems

Exteriors **retrofitted** with LED lighting with most using control systems to reduce usage like "Smart Breakers"

Reclaimed water usage from our car washes

...and we are excited about our progress

Note: Data shown as of March 12, 2021

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© Asbury Automotive Group 2021. All rights reserved.

18 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG ❑ Attractive brand mix and geographic footprint ❑ Operational excellence: ▪ Best in class operating margins and strong growth track record ▪ Omni-channel and Online selling initiatives are driving sales, efficiencies and the guest experience ❑ Diversified business lines: ▪ SAAR is not the primary overall business driver ▪ The majority of profit comes from the more stable business lines ❑ Flexible business model: ▪ Variable cost structure moderates downside scenarios ❑ Disciplined transparent capital allocation strategy – focused on risk adjusted returns ▪ Operating assets & capabilities focused on the future of automotive retail ▪ Value added acquisitions ▪ Return of capital to shareholders ❑ Strong balance sheet ▪ Leverage balances an efficient capital structure with financial flexibility ▪ $777 million of total liquidity(1) and adjusted net leverage ratio of 1.2x(2) Summary Focused on driving shareholder value (1) As of September 30, 2021; Includes cash and cash equivalents of $330.6 million, $46.8 million of funds in our floor plan offset accounts, $190.0 million availability under our new vehicle floor plan facility that is able to be converted to our revolving credit facility, $49.2 million of availability under our revolving credit facility, and $160.0 million of availability under our used vehicle revolving floor plan facility. (2) See Non-GAAP reconciliations

19 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG Acquisitions

Larry H. Miller Dealerships and Total Care Auto, Powered by Landcar[1] Overview

ASBURY AUTOMOTIVE GROUP | clicklane

Larry H. Miller Dealerships | Total Care Auto, Powered by Landcar

8th LARGEST dealership group in the US[2]

FAMILY-OWNED business since 1979

54 new vehicle dealerships; **7** used vehicle dealerships; **11** collision centers

18 automotive brands

PROFITABLE F&I product provider

$5.7B in LTM revenue

~119,000 new and used retail units sold

Average Revenue per Rooftop of Over $100M

Draper Ford Lincoln


LARRY H MILLER

American Toyota Albuquerque


TOYOTA
AMERICAN

Surprise CJDR



Sandy CJDR



Key Brands

Chrysler, Jeep, Dodge, Ram, Toyota, Ford, Chevrolet, Honda (The Power of Dreams), Nissan, Lexus, Hyundai, Genesis, Mercedes-Benz, The Lincoln Motor Company, Subaru, Volkswagen, Sprinter, Fiat

Note: Larry Miller Dealership numbers based on June LTM
(1) Total Care Auto, Powered by Landcar ("TCA" or "Landcar Agency")
(2) 2020 Automotive News Top 150 Dealership Groups Report

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© Asbury Automotive Group 2021. All rights reserved.

21 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG Other Acquisitions(2) (10) Source: IHS Markit, US Census Bureau (1) Excludes used dealerships and collision centers; does not account for anticipated dispositions (2) Includes acquisitions of Stevinson, AH and KC 5.1% 6.2% 3.7% 4.8% 1.3% 3.0% Salt Lake City Denver Phoenix Albuquerque Boise United States WA (3) ID (3) CO (ABG: 3 LHM: 12 Other: 9) NM (7) AZ (12) CA (2) UT (15) TX (14) FL (24) MO (7) GA (17) SC (5) VA (4) NC (9) Boise Denver Albuquerque Phoenix Salt Lake City LHM (54) Asbury (91) IN (ABG: 8, Other: 1) AZ 29% UT 28% CO 17% NM 12% ID 7% CA 4% WA 3% 17.1% 16.3% 15.8% 15.1% 2.0% 6.5% Utah Idaho Arizona Colorado New Mexico United States New passenger car & light truck registrationsGross metropolitan product (GMP) 6.2% 6.4% 6.8% 5.9% 6.2% 5.8% Salt Lake City Denver Phoenix Albuquerque Boise United States Geographic Expansion into Strategic High-Growth Markets with Attractive Demographics Pro Forma Asbury, LHM and Other Acquisitions Geographic Presence(1) Metropolitan Area Macro Trends ('20-'25 CAGR)Population Growth by State (2010 to 2020) 2020 LHM Dealership Revenue by State

22 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG 263 203 163 145 143 108 89 89 77 67 0 50 100 150 200 250 300 Toyota CDJR Ford Honda Chevrolet Subaru Hyundai Nissan Kia Buick GMC Import Domestic Dealership Portfolio is Highly Aligned to Customer Brand Preferences in its Markets Source: CAI Atlanta (1) Total unit sales from 2019-2021; 2021 units annualized; does not include the impact of anticipated dispositions 10 18 5 3 3 1 3 4 – – # of LHM dealerships Larry H. Miller Dealerships has leading brands in high-growth, attractive markets Vehicle sales (units in 000s) Top 10 Volume Brands in Markets With Larry H. Miller Dealerships(1)

23 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG 15% 11% 4% 4% 1% 4% 9% 8% 3% 2% 2% 2% 1% 3% 15% 9% 5% 2% Asbury’s Diverse Pro Forma Brand Portfolio Strategically Aligns to Customer Preferences Across All of its Markets Based on LTM September 30, 2021 New Vehicle Revenue(1) Note: Pro forma for LHM, Stevinson, KC, AH, Greeley acquisitions and anticipated dispositions (1) Stevinson, KC, AH, Greeley acquisitions based on FY 2020 (2) Other import includes Fiat, Isuzu, Mini, Sprinter, Subaru and Volkswagen (3) Other luxury includes Bentley, Genesis, Infiniti, Jaguar, Lincoln and Volvo Import - 39% Luxury - 30% Domestic - 31% Other Import (2) Other Luxury (3)

24 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG TCA Offerings Vehicle service contracts ✓ Extensive list of vehicle parts and systems ✓ High sales and service retention Prepaid maintenance ✓ Customizable plans ✓ Oil and filter changes, lubrication Protection plans ✓ Vehicle theft assistance ✓ Guaranteed Asset Protection Key & remote replacement ✓ 24 hour emergency road service ✓ Lost key or lockout service Leased vehicle protection ✓ Interior and exterior protection ✓ Glass protection and broken parts Tire & wheel protection ✓ Covered road hazards ✓ Flat tire coverage Key Offerings High percentage of claims are serviced by Larry H. Miller Dealerships Vehicle Sold (Dealership) TCA F&I Product Sold (Dealership and TCA) Claims Paid (TCA) Repair Work (Dealership) Service Drives F&I Products Sold (Dealership and TCA) TCA Life Cycle

Significant Potential for Revenue Growth and Margin Expansion from Integration of TCA

ASBURY AUTOMOTIVE GROUP clicklane

Incremental F&I Income from Integration of TCA (YTD Sep-21)

LHM / TCA combined F&I income	$190M	*LHM F&I revenue less cost of sales*
LHM NV and UV retail units	85K	
LHM / TCA F&I PVR	~$2,200	*$190M ÷ 85K*
Asbury F&I PVR	~$1,800	
F&I PVR difference	~$400	*$2,200 – $1,800*
LTM Asbury NV and UV retail units	212K	
Annualized additional F&I income	**$85M**	***$400 × 212K***
Operational expenses and impact of brand / geo mix	($10M)	
Net additional F&I income	**$75M**	

Asbury has potential to add approximately $75 million of EBITDA over the medium-term

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© Asbury Automotive Group 2021. All rights reserved.

26 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG LHM’s Q3 2021 EBITDA growth and additional day 1 synergies drove a 31% increase in LTM 9/30/21 over LTM 6/30/21 Note: numbers may not add to $475M due to rounding (1) Q3 2020 vs. Q3 2021 (2) Includes acquisitions of Stevinson, AH and KC as well as closed acquisitions and dispositions Does not include medium-term synergy potential of $75M from TCA $360 $473 $475 $93 $20 $39 ($38) LTM 6/30/21 LHM Business EBITDA LHM Dealerships Business & TCA Q3 YoY Growth Additional Day 1 Synergies LTM 9/30/21 LHM Business EBITDA Anticipated Dispositions Anticipated Acquisitions LTM 9/30/21 LHM Business and Anticipated Acquisitions, net of Anticipated Dispositions EBITDA Expected synergies of $65M exceed prior estimate of $45M (2)(1) Significant Increase in Larry H. Miller Q3 EBITDA

Strong Balance Sheet and Operating Cash Flow Provide Asbury with Solid Growth Trajectory

ASBURY AUTOMOTIVE GROUP | clicklane


LTM Sep-21 Revenue ($B)
$9.4
$16.0
Standalone
Pro forma(1)


LTM Sep-21 EBITDA ($M)
$736
$1,248
Standalone
Pro forma(1)


Pro Forma Net Leverage
3.0x Targeted Leverage
2.8x
2.6x
2.5x
Pro Forma Acquisitions(1)
Pro Forma Dispositions(2)
Pro Forma TCA Synergies(3)

- ✓ Strong free cash flow generation
- ✓ Highly accretive earnings
- ✓ Invest in rolling out Clicklane to acquired dealerships to accelerate growth of online channel
- ✓ Invest in the integration of TCA with existing dealership operations, furthering the realization of incremental F&I margin

Note: See Non-GAAP reconciliations

(1) Pro forma for acquisitions of LHM / TCA and other anticipated and closed acquisitions; EBITDA includes anticipated cost savings of $65M and does not include $75M of anticipated medium-term synergies

(2) Pro forma further adjusted for anticipated dispositions totaling ~$645M in LTM revenue and ~$38M in LTM EBITDA

(3) Pro forma further adjusted for potential medium-term synergies from integration of TCA of $75M

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© Asbury Automotive Group 2021. All rights reserved.

Larry H. Miller Dealerships and TCA are Highly Strategic Assets and Transform Asbury into a Coast-to-Coast National Automotive Retailer

ASBURY AUTOMOTIVE GROUP clicklane

1. **LHM represents a strong portfolio of dealerships with a long history of operational excellence and valuable brands**
2. **Meaningfully increases Asbury's scale and creates the 4th largest US automotive retailer based on sales**
3. **Enhances Asbury's presence in targeted, high-growth markets with attractive demographic dynamics**
4. **LHM's dealership portfolio is highly aligned to customer brand preferences within the markets**
5. **Leverages the Clicklane transactional tool to create a coast-to-coast, truly expansive, omni-channel platform**
6. **TCA is a highly-scalable provider of a full-suite of F&I products with potential to add approximately $75 million of EBITDA over the medium-term**
7. **Transactions add ~$475 million(1) in pro forma adjusted LTM EBITDA (~$550 million(2) including incremental F&I income from TCA), strong free cash flow and are expected to be highly accretive to earnings**

(1) Includes the impact of $65M of immediate cost synergies, acquisitions of Stevinson, AH and KC and anticipated dispositions
(2) With respect to certain forward-looking guidance, no reconciliation between a non-GAAP measure to the closest corresponding GAAP measure is included because we are unable to quantify certain reconciling amounts that would be required to be included in the GAAP measure without unreasonable efforts such as certain non-operating expenses or costs, due to the high variability, unpredictability and low visibility with respect to the amounts. We also believe such reconciliations would imply a degree of precision that may be misleading to investors. The unavailable information could have a significant impact on the company's future financial results.

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© Asbury Automotive Group 2021. All rights reserved.

29 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG Appendix

ASBURY AUTOMOTIVE GROUP clicklane

Q3 2021 Summary

- **Total Company:**
  - Revenue increased 30%; Gross profit increased 43%; Gross margin increased 180 bps to 20%
  - New vehicle unit volume increased 1%; new vehicle revenue increased 18%; gross profit increased 108%
  - Used vehicle retail unit volume increased 36%; used vehicle retail revenue increased 62%; gross profit increased 59%
  - Finance and insurance revenue and gross profit increased 24%
  - Parts and service revenue and gross profit increased 25%; customer pay revenue and gross profit increased 30%
  - Adjusted SG&A as a percentage of gross profit fell to 55.3%,[2] a decrease of 580 bps
  - Operating income increased 69%
  - Operating margin increased 190 bps to 8.4%; adjusted operating margin increased 190 bps to 8.5%[2]
  - Adjusted EPS increased 80% to $7.36 [2]
  - Strong balance sheet, ending the quarter with $777M[1] of available and adjusted net leverage of 1.2x.
- **Same Store:**
  - Total revenue increased 16%; gross profit increased 28%; Gross margin increased 190 bps to 20.1%
  - New vehicle unit volume decreased 7%; new vehicle revenue increased 5%; gross profit increased 83%
  - Used vehicle retail unit volume increased 27%; used vehicle retail revenue increased 47%; gross profit increased 45%
  - Finance and insurance revenue and gross profit increased 18%
  - Parts and service revenue and gross profit increased 10%; customer pay gross profit increased 12%

Despite SAAR declining, we delivered record front end PVRs and efficiently managed expenses resulting in an 80%[2] increase in adjusted EPS in the quarter

Note: All growth rates compared to the prior year quarter on a total company basis, unless otherwise stated
(1) As of September 30, 2021; Includes cash and cash equivalents of $330.6 million, $46.8 million of funds in our floor plan offset accounts, $190.0 million availability under our new vehicle floor plan facility that is able to be converted to our revolving credit facility, $49.2 million of availability under our revolving credit facility, and $160.0 million of availability under our used vehicle revolving floor plan facility.
(2) See Non-GAAP reconciliations

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© Asbury Automotive Group 2021. All rights reserved.

31 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG Q3 '21 Q3 '20 Change Volume Metrics (SS) US Auto Sales (M) 3.40 3.92 (13.4%) New Units 22,547 24,233 (7.0%) Used Retail Units 25,442 20,050 26.9% Used to New Ratio 112.8% 82.7% 3010 bps Fixed Gross Profit ($M) $155.9 $142.2 9.6% Margin Metrics (SS) New Margin 11.0% 6.3% 470 bps Used Retail Margin 8.4% 8.5% (10 bps) Fixed Margin 60.9% 61.2% (30 bps) F&I PVR $1,955 $1,800 $155 Front End PVR $5,487 $4,087 $1,400 Performance Metrics Adj. SG&A %GP 55.3% 61.1% (580 bps) Adj. EBITDA ($M) $213.7 $127.9 67.1% EPS $7.54 $4.96 52.0% Adj. EPS $7.36 $4.08 80.4% Q3 2021 Earnings Highlights & Key Metrics (1) Front end PVR = new vehicle gross profit, used retail gross profit, and F&I gross profit divided by new and used retail unit sales (2) See Non-GAAP reconciliations (1) (2) (2) (2)

32 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG Non-GAAP Financial Disclosure and Reconciliation In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted leverage ratio,“ “Pro forma Adjusted leverage ratio,” "Adjusted income from operations," "Adjusted net income," "Adjusted operating margins,“ “Adjusted EBITDA,” “Pro forma Adjusted EBITDA,” and "Adjusted diluted earnings per share ("EPS")." Further, management assesses the organic growth of our revenue and gross profit on a same store basis. We believe that our assessment on a same store basis represents an important indicator of comparative financial performance and provides relevant information to assess our performance at our existing locations. Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non- GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

33 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG Non-GAAP Reconciliation (In millions, except EPS) Adjusted Diluted EPS Q3'21 Q3'20 2020 2015 2007 2002 Net Income 147.0$ 96.2$ 254.4$ 169.4$ 54.3$ 39.9$ Non-core items - (income)/expense: Legal settlements - - (2.1) - 2.5 - Gain on sale of real estate - - (0.3) - - - Real estate related charges - 0.7 0.7 - - - Gain on dealership divestitures (8.0) (24.7) (62.3) (34.9) - - Loss on extinguishment of debt - - 20.7 - 18.0 - Franchise rights impairment - - 23.0 - - - Park Place related costs - 1.3 12.9 - - - LHM Acquisition costs 3.5 - Retirement benefits expense - - - - 2.9 - Secondary offering expenses - - - - 0.3 - Tax expense (benefit) of non-core items above 1.1 5.7 1.9 13.3 (8.4) - Tax related items - - - (0.8) - 6.3 Total non-core items (3.4) (17.0) (5.5)$ (22.4)$ 15.3$ 6.3$ Adjusted Net Income 143.6$ 79.2$ 248.9$ 147.0$ 69.6$ 46.1$ Diluted EPS 7.54$ 4.96$ 13.18$ 6.42$ 1.63$ 1.15$ Total Non-Core Items, per Share (0.18)$ (0.88)$ (0.28)$ (0.85)$ 0.46$ 0.21$ Adjusted Diluted EPS 7.36$ 4.08$ 12.90$ 5.57$ 2.09$ 1.36$ Weighted average common shares outstanding (diluted) 19.5 19.4 19.3 26.4 33.3 34.0

34 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG Adjusted Income from Operations Q3'21 Q3'20 2020 2018 2007 Total Revenue 2,406.0$ 1,845.4$ 7,131.8$ 6,874.4$ 5,713.0$ Income from operations 201.0$ 119.1$ 370.8$ 310.9$ 181.4$ Non-core items: Legal settlements - - (2.1) (0.7) 2.5 Gain on sale of real estate - - (0.3) - - Real estate related charges - 0.7 0.7 - - Park Place related costs - 1.3 12.9 - - LHM Acquisition costs 3.5 - Franchise rights impairment - - 23.0 3.7 - Adjusted income from operations 204.5$ 121.1$ 405.0$ 313.9$ 183.9$ Adj. Operating Margin 8.5% 6.6% 5.7% 4.6% 3.2% Non-GAAP Reconciliation ($ in Millions) Adjusted EBITDA Q3'21 Q3'20 Total Revenue 2,406.0$ 1,845.4$ Net Income 147.0 96.2 Add: Depreciation and amortization 10.7 9.8 Income tax expense 45.7 31.7 Swap and other interest expense 14.8 12.9 EBITDA 218.2$ 150.6$ Non-core items: Real estate related charges - 0.7 Gain on dealership divestitures (8.0) (24.7) Park Place related costs - 1.3 LHM Acqusition costs 3.5 - Total non-core items (4.5)$ (22.7)$ Adjusted EBITDA 213.7$ 127.9$ Adj. EBITDA Margin 8.9% 6.9%

35 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG Non-GAAP Reconciliation ($ in Millions) Adjusted SG&A Q3'21 Q3'20 2020 2007 Gross Profit 480.0$ 335.9$ 1,223.4$ 889.4$ SG&A Expense 268.7 206.5 781.9 685.6 Professional fees associated with acquisitions (3.5) - - (2.5) Legal settlements - - - (2.5) Park Place related acquisitions costs - (1.3) (1.3) - Adjusted SG&A 265.2$ 205.2$ 780.6$ 680.6$ Adjusted SG&A as a % of Gross Profit 55.3% 61.1% 63.8% 76.5% Adjusted Leverage Ratio Sep. 30, 2021 Jun. 30, 2021 Long-term debt (incl. current portion) 1,371.0$ 1,378.2$ Debt included in Liab. held for sale - 2.3 Cash and floor plan offset (377.4) (177.3) Avail. used vehicle floor plan facil ity (160.0) (160.0) Net Income 481.0$ 430.1$ Depreciation and amortization 40.1 39.2 Income tax expense 153.0 138.9 Swap and other interest expense 58.4 56.4 EBITDA 732.5$ 664.6$ Non-core items - (income)/expense: Gain on dealership divestitures (11.9)$ (28.6)$ Legal settlements (3.5) (3.5) Gain on sale of real estate (1.9) (1.9) Park Place related costs 3.5 1.3 Real estate-related charges 2.1 2.8 Total non-core items (11.7)$ (29.9)$ Adjusted EBITDA 720.8$ 634.7$ Adj. Net Leverage Ratio 1.2x 1.6x For the 12 Months Ended

36 © Asbury Automotive Group 2021. All rights reserved.NYSE | ABG Non-GAAP Reconciliation ($ in Millions) Adjusted EBITDA Q3'21 LTM 2020 2019 2018 Total Revenue 9,416.9$ 7,131.8$ 7,210.3$ 6,874.4$ Net Income 481.0 254.4 184.4 168.0 Add: Depreciation and amortization 40.1 38.5 36.2 33.7 Income tax expense 152.8 83.7 59.5 56.8 Swap and other interest expense 58.6 57.6 54.9 53.6 EBITDA 732.5$ 434.2$ 335.0$ 312.1$ Non-core items: Franchise rights impairment -$ 23.0$ 7.1$ 3.7$ Legal settlements (3.5) (2.1) (0.6) (0.7) Gain on sale of real estate (1.9) (0.3) (0.3) - Real estate related charges 2.1 0.7 0.6 - Gain on dealership divestitures (11.9) (62.3) (11.7) - Fixed assets write-off - - 2.4 - Park Place related costs - 12.9 - - LHM Acqusition costs 3.5 Total non-core items (11.7)$ (7.4)$ (2.5)$ 3.0$ Adjusted EBITDA 720.8$ 426.8$ 332.5$ 315.1$ Adj. EBITDA Margin 7.7% 6.0% 4.6% 4.6%